UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2018

SPRINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04721	46-117005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 564-3166

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 6, 2018, Sprint Spectrum Co LLC (“Master Issuer”), Sprint Spectrum Co II LLC (“Co-Issuer II”) and Sprint Spectrum Co III LLC (together with Master Issuer and Co-Issuer II, the “Issuers”), each a Delaware limited liability company and limited-purpose, bankruptcy remote, wholly owned indirect subsidiary of Sprint Corporation (“Sprint Corp”), entered into the Second Supplemental Indenture (the “Supplemental Indenture”), by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee and securities intermediary (the “Trustee”), which amends and supplements the Base Indenture, dated as of October 27, 2016, by and among the Issuers and the Trustee, as amended and supplemented through the date hereof (excluding the Supplemental Indenture) (the “Indenture”).

The Supplemental Indenture effects certain amendments (the “Spectrum Indenture Amendments”) to the Indenture pertaining to the Issuers’ Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Series 2016-1 Notes”), Series 2018-1 4.738% Senior Secured Notes, Class A-1 (the “Series 2018-1 Class A-1 Notes”) and Series 2018-1 5.152% Senior Secured Notes, Class A-2 (collectively with the Series 2016-1 Notes and the Series 2018-1 Class A-1 Notes, the “Spectrum Notes” and, each series of the Spectrum Notes, a “Series”).

The Spectrum Notes were issued in a securitization transaction pursuant to which a portfolio of Federal Communications Commission spectrum licenses and a small number of third-party leased spectrum license agreements (together, the “Spectrum Portfolio”) held by certain subsidiaries of Sprint Corp, were contributed to Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, each a Delaware limited liability company and limited-purpose, bankruptcy remote, wholly owned subsidiary of the respective Issuers (collectively, the “License Holders”). Pursuant to an Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016, by and among the License Holders, Sprint Communications, Inc. (“SCI” or the “Lessee”), Sprint Intermediate HoldCo LLC (“Intermediate HoldCo I”), Sprint Intermediate HoldCo II LLC (“Intermediate HoldCo II”), Sprint Intermediate HoldCo III LLC (collectively with Intermediate HoldCo I and Intermediate HoldCo II, the “Intermediate HoldCos”), Sprint Corp, and the entities constituting Subsidiary Guarantors under the Spectrum Lease (collectively, the “Sprint Subsidiary Guarantors” and, collectively with the License Holders, SCI, the Intermediate HoldCos and Sprint Corp, the “Lease Parties”), as amended by the First Amendment to the Intra-Company Spectrum Lease Agreement, dated as of March 12, 2018 (as amended, the “Spectrum Lease”), the License Holders leased the rights to use the Spectrum Portfolio for a 30-year term to SCI.

Also on June 6, 2018, the Lease Parties entered into the Second Amendment to Intra-Company Spectrum Lease Agreement (the “Spectrum Lease Amendment Agreement”) to effect the Spectrum Lease Amendments (as described below) in accordance with the Indenture.

The Spectrum Indenture Amendments and Spectrum Lease Amendments are being effected in connection with Sprint Corp’s previously announced Business Combination Agreement (the “Business Combination Agreement”), dated as of April 29, 2018, among Sprint Corp, T-Mobile US, Inc., a Delaware corporation (“T-Mobile”), Huron Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of T-Mobile (“Merger Company”), Superior Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Merger Company (“Merger Sub”), Galaxy Investment Holdings, Inc., a Delaware corporation (“Galaxy”), Starburst I, Inc., a Delaware corporation (together with Galaxy, the “SoftBank US HoldCos”), and, for the limited purposes of the covenants and representations set forth therein that are expressly obligations of such persons, Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany (“Deutsche Telekom”), Deutsche Telekom Holding B.V., a besloten vennootschap met beperkte aansprakelijkheid organized and existing under the laws of the Netherlands, and SoftBank Group Corp., a Japanese kabushiki kaisha (“SoftBank”), pursuant to which (i) the SoftBank US HoldCos may merge with and into

Merger Company, with Merger Company continuing as the surviving entity and as a wholly owned subsidiary of T-Mobile (the “HoldCo Mergers”) and (ii) Merger Sub will merge with and into Sprint Corp, with Sprint Corp as the surviving corporation and a wholly owned direct or indirect subsidiary of T-Mobile (together with the HoldCo Mergers (if they occur), the “Mergers”), in each case on the terms and subject to the conditions set forth in the Business Combination Agreement. Following the Mergers, T-Mobile is expected to contribute Sprint Corp to T-Mobile USA, Inc., a Delaware corporation (“T-Mobile USA”), or otherwise cause Sprint Corp to become a direct or indirect wholly-owned subsidiary of T-Mobile USA (collectively with the Mergers, the “T-Mobile Transaction”).

The Supplemental Indenture amends the terms of the Indenture pertaining to each Series (i) to amend the definition of “Change of Control” to exclude the T-Mobile Transaction and otherwise conform to the definition of “Change of Control” in the indentures governing the outstanding notes issued by Sprint Corp and SCI (the “Change of Control Amendment”), (ii) to amend the definition of “Permitted Holder” to include SoftBank, T-Mobile, Deutsche Telekom and their affiliates and successors and certain groups of which only they are members (the “Permitted Holder Amendment”) and (iii) to amend the periodic reporting and litigation disclosure requirements in the Indenture to change the subject entity from Sprint Corp to T-Mobile (collectively with the Change of Control Amendment and the Permitted Holder Amendment, the “Indenture Amendments”).

The Spectrum Lease Amendment Agreement amends the Spectrum Lease, among other things, (i) to provide for (A) the addition of T-Mobile, T-Mobile USA and any subsidiary of T-Mobile USA that provides a guarantee under a credit facility entered into by T-Mobile USA in connection with the T-Mobile Transaction and the related termination of SCI’s existing secured credit facilities (a “T-Mobile USA Credit Facility”) as guarantors of the Spectrum Lease (collectively, the “T-Mobile Spectrum Lease Guarantors”) and (B) the grant of collateral by the T-Mobile Spectrum Lease Guarantors, SCI, Sprint Corp and the Sprint Subsidiary Guarantors to secure the payment obligations under the Spectrum Lease (to the extent any such party grants collateral to secure obligations under a T-Mobile USA Credit Facility or any Replacement Credit Facility (as defined in the Spectrum Lease Amendment Agreement)), subject to an aggregate cap of $3.5 billion, and (ii) to remove the restriction on transfers of all or substantially all the assets of the Lessee and its subsidiaries and substitute in place thereof such restrictions on T-Mobile USA and its subsidiaries (collectively, the “Spectrum Lease Amendments,” and, together with the Indenture Amendments, the “Proposed Amendments”).

The Change of Control Amendment became effective on June 6, 2018 and the other Proposed Amendments will become effective concurrently with the consummation of the T-Mobile Transaction.

The Supplemental Indenture is attached hereto as Exhibit 4.1 and the Spectrum Lease Amendment Agreement is attached as Exhibit 10.1. The foregoing description of the Supplemental Indenture and the Spectrum Lease Amendment Agreement is qualified in its entirety by reference to the full text of the Supplemental Indenture and the Spectrum Lease Amendment Agreement, each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of June 6, 2018, by and among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas.

10.1	Second Amendment to Intra-Company Spectrum Lease Agreement, dated as of June 6, 2018, by and among Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC, Sprint Spectrum License Holder III LLC, Sprint Communications, Inc., Sprint Intermediate HoldCo LLC, Sprint Intermediate HoldCo II LLC, Sprint Intermediate HoldCo III LLC, Sprint Corporation and the subsidiary guarantors named on the signature pages thereto.

Important Additional Information

In connection with the proposed transaction, T-Mobile will file a registration statement on Form S-4, which will contain a joint consent solicitation statement of T-Mobile and Sprint Corp, that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, a definitive copy of the joint consent solicitation statement/prospectus will be sent to T-Mobile and Sprint Corp stockholders. Investors and security holders will be able to obtain the registration statement and the joint consent solicitation statement/prospectus free of charge from the SEC’s website or from T-Mobile or Sprint Corp. The documents filed by T-Mobile with the SEC may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint Corp with the SEC may be obtained free of charge at Sprint Corp’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

Participants in the Solicitation

T-Mobile and Sprint Corp and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed transaction. Information about T-Mobile’s directors and executive officers is available in T-Mobile’s proxy statement dated April 26, 2018, for its 2018 Annual Meeting of Stockholders. Information about Sprint Corp’s directors and executive officers is available in Sprint Corp’s proxy statement dated June 19, 2017, for its 2017 Annual Meeting of Stockholders, and in Sprint Corp’s subsequent reports on Form 8-K filed with the SEC on January 4, 2018 and January 17, 2018. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint consent solicitation statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the joint consent solicitation statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from T-Mobile or Sprint Corp as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

By:	/s/ Stefan K. Schnopp
Name: Stefan K. Schnopp
Title: Vice President and Corporate Secretary

Date: June 6, 2018